DATED                              2 June                              1994
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                        SOTHEBY'S HOLDINGS, INC. (1)
                        ----------------------------



                           COUTTS FINANCE CO. (2)
                           ----------------------




                             DEED OF GUARANTEE
                             -----------------




                                Farrer & Co.
                                ------------

                            66 Lincoln's Inn Fields
                            -----------------------

                               London WC2a 3LH
                               ---------------

                                Ref: NSB/eah
                                ------------


                                                                Exhibit 10W
                                                                -----------

THIS DEED OF GUARANTEE is made the 2nd day of June 1994

BETWEEN:
--------

(1) SOTHEBY'S HOLDINGS, INC. (a company incorporated under the laws of the State of Michigan) whose registered office is at [
                       ] ("the Guarantor") and

(2) COUTTS FINANCE CO. (registered number 908417 in England) whose registered office is at 15 Lombard Street, London EC3V 9AU ("the Lender")


WHEREAS:
--------

(A) The Lender has at the request of the Guarantor agreed to lend to Henry Wyndham ("the Borrower") a principal sum of an amount not exceeding L550,000 ("the advance") upon the terms set out in a
                                                       ------------
     Mortgage Offer ("the Loan Agreement") dated 24 May 1994 to the
     --------------                              ------
     Borrower from the Lender.

(B) The Guarantor has agreed to guarantee payment to the Lender of the liabilities of the Borrower in respect of the Loan Agreement upon the terms set out in this deed.


NOW THIS DEED WITNESSETH as follows:
------------------------

(1)  THE Guarantor hereby represents and warrants to the Lender as follows:

     (a) This Guarantee constitutes legal, valid, binding (and enforceable) obligations of the Guarantor and the performance of its obligations under and performance of the provisions of this Guarantee by the Guarantor will not contravene, conflict with or breach any material provisions of any law, regulation, ordinance,
                     --------
          statute, judgement, decree or permit it is subject to.

     (b)  All material actions, licenses, consents, exemptions,
              --------
          registrations and filings with all governmental or other regulatory body, authority or agency required for the validity, performance and enforceability of the Guarantee will be obtained or made promptly and are and will be in full force and effect.


2.1 THE Guarantor hereby irrevocably and unconditionally guarantees the payment to the Lender of all and any sum or sums due and payable by the Borrower to the Lender and all liabilities of the Borrower to the Lender under or in respect of the Loan Agreement Provided that:

     (a) the total amount recoverable from the Guarantor hereunder shall not in any circumstances exceed L160,000 ("the Maximum Amount") and any sum in respect of interest on such amount and/or costs
                                             --------------
          due under subclause 2 of this Clause.

     (b) on any repayment made by the Borrower to the Lender applied by the Lender in or towards reduction of the Advance (a repayment so applied being hereinafter called a "capital reduction"), the Maximum Amount shall thereupon be reduced by an amount equal to 16/55ths of the capital reduction so made.


2.2 In the event that any amount due from the Borrower to the Lender under the terms of the Loan Agreement shall not have been paid by the Borrower forthwith on demand therefor by the Lender on the Borrower, the Guarantor will forthwith upon demand therefor by the Lender on the Guarantor subject to the terms of sub-clause 1 of this Clause pay to
     ---------
     the Lender the amount stated in such demand and interest thereon from the date of such demand until full discharge, such interest to be chargeable at the rate of interest payable or deemed to be payable by the Borrower (whether before or after judgement) as calculated and compounded in accordance with terms of the Loan Agreement together with all legal and other costs and expenses (on a full indemnity basis) howsoever incurred by the Lender in connection with this Deed of Guarantee.

2.3 The costs and expenses referred to herein shall include (for the avoidance of doubt) all verifiable and documented amounts the Lender
                             -------------------------
     may from time to time require to compensate it for its internal management and administrative costs and expenses incurred in connection with the enforcement of this Guarantee and recovery of the liabilities secured by it.

3.1 The Lender may without consent from the Guarantor and without affecting the Guarantor's liability hereunder, renew, vary or determine any accommodation given to the Borrower, hold over, renew, modify or release any security or guarantee now or hereafter held from the Borrower or any other person in respect of the liabilities hereby secured and grant time or indulgence to or compound with the Borrower or any such person and this Guarantee shall not be discharged nor shall the Guarantor's liability under it be affected by anything which would not have discharged or affected the Guarantor's liability if the Guarantor had been a principal debtor to the Lender instead of a guarantor.

3.2 This Guarantee shall be additional to any other guarantee or security now or hereafter held in respect of the liabilities hereby secured.

3.3 This Guarantee shall be a continuing security and shall not, save in respect of any reduction referred to in Clause 2.1(a) hereof, be satisfied, discharged or affected by any intermediate payment or settlement of account by or on behalf of the Borrower.

4.1  THIS Guarantee shall apply to all sums specified in Clause 2.1 due
                                            -----------------------
     from and liabilities of the Borrower to the Lender and shall not (except as provided herein) be affected by any fluctuation in or
      --------------------------
     intermediate discharge of such liabilities and until liabilities have been discharged in full the Guarantor shall not be entitled to share any security held or money received by the Lender on account of such liabilities or to stand in the place of the Lender in respect of any security or money nor until such liabilities have been discharged in full shall the Guarantor take any step to enforce any right or claim against the Borrower in respect of any moneys paid by the Guarantor to the Lender hereunder or have or exercise any right as surety in competition with the Lender.

4.2 Any moneys received by the Lender in connection with this Guarantee may be placed to the credit of a suspense account and such receipt shall not affect the right of the Lender to claim or prove against the Borrower (or any other person liable) for the entire amount of the liabilities of the Borrower. Such moneys or any part may at the Lender's option be applied in or towards discharge of such liabilities of the Borrower in respect of the Loan Agreement as the Lender may in its absolute discretion determine.


5. THIS Guarantee shall not be discharged nor shall the Guarantor's liability be affected by reason of any failure or irregularity in any security given by or on behalf of the Borrower in respect of the moneys or liabilities hereby secured nor by any legal limitation, bar or restrictions, disability, incapacity or want of any borrowing powers of the Borrower or want of authority of any person appearing to be acting for the Borrower in any matter in respect of the moneys or liabilities hereby secured or by any supervening matters rendering the performance of the obligations of the Borrower illegal in any jurisdiction and such moneys or liabilities will be recoverable by the Lender from the Guarantor as sole or principal debtor.


6.1 ANY settlement or discharge between the Guarantor and the Lender shall be conditional upon no security or payment to the Lender by the Borrower or any other person being avoided or reduced for any reason and the Lender shall be entitled (subject to the limit specified in Clause 2 hereof in the total amount recoverable under this Guarantee) to recover the value or amount of any such security or payment from the

     Guarantor subsequently as if such settlement or discharge had not occurred.

6.2  This Guarantee is and will remain the property of the Lender.

7.1 PAYMENT shall be in the currency in which the liabilities of the Borrower were owing or incurred or (if currency is other than sterling) at the option of the Lender in sterling, such other currency being converted into sterling at the spot rate of exchange of the Lender for purchasing such currency with sterling prevailing on the date of actual payment and the Guarantor hereby agrees to indemnify the Lender against the full sterling price (including all costs, charges and expenses).

7.2  All sums payable by the Guarantor under this Guarantee shall be paid:

     (i)       free of any restriction or condition whatsoever;

     (ii) free and clear of and (except for the extent required by law) without any deduction or withholding on account of any tax; and

     (iii) without deduction or without (except to the extent required by law) on account of any other amount by way of set-off or otherwise.

7.3  If at the date of receipt by the Guarantor of a demand under Clause
     2.2 hereof the Guarantor is required by any law or regulation to make any deduction or withholding (whether of tax or otherwise) from the sum payable or transferable by the Guarantor in respect of such demand or request then the sum so payable by the Guarantor in respect of which such deduction, withholding or payment is required to be made shall be increased to the extent necessary to ensure that after such deduction, withholding or payment the Lender receives, free from any deduction, withholding or payment so as to yield a net sum equal to the sum which the Lender of such account would have received had no such deduction, withholding or payment been made but so that the aggregate of the sum or transferred, the amount of such deduction, withholding or payment thereon and all other amounts paid or transferred hereunder shall not in any circumstances exceed the Maximum Amount.


8.   A verifiable and documented certificate by an officer of the Lender as
       -------------------------
to the amount for the time being due from the Borrower to the Lender as to the interest after demand from time to time payable hereunder or as to its applicable spot of exchange shall be evidence for all purposes against the Guarantor.

9.1  ANY notice or other communication required to be given:

9.1. to the lender under this Guarantee shall be addressed and delivered to the Lender at 15 Lombard Street, London EC3V 9AU;

9.1.2     to the Guarantor shall be addressed and delivered to [
                        ];

     or in either such case at such other address and marked for such other attention as may be notified by the relevant party to the other party from time to time for this purpose.

9.2 Any notice or other communication to be given under this Guarantee may be given by personal delivery or first class prepaid post, telex or cable or facsimile transmission and shall be effective on receipt.
     The Lender shall be entitled to act upon (and the Guarantor shall be bound accordingly by) any notice or other communication reasonably believed by the Lender to be given or made by the person or persons duly authorized to give or make the same.

10. NO failure or delay by the Lender in exercising any right, power or privilege under this Guarantee shall impair the same or operate as a waiver of the same nor shall any single or partial exercise of any right, power or privilege preclude any further exercise of the same or the exercise of any right, power or privilege. The rights and remedies provided in this Guarantee are cumulative and not exclusive of any rights and remedied provided by law.

11.1 THIS deed shall be governed by and construed in accordance with English law and it is irrevocably agreed for the exclusive benefit of the Lender that the Courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Guarantee and that accordingly any suit, action or proceeding arising out of or in connection with this Guarantee (in this Clause referred to as "proceedings") may be brought in such Courts. Nothing in this Clause shall limit the right of the Lender to take proceedings against the Guarantor in any other court of competent jurisdiction nor shall the taking of proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

11.2 The Guarantor irrevocably appoints Sotheby's, 34-35 New Bond Street, London, England, as its agents for the service of any proceedings in England.



IN WITNESS WHEREOF the Guarantor has caused this Guarantee to be executed
------------------
as its deed on the day and year first before written.

[THE COMMON SEAL of
SOTHEBY'S HOLDINGS INC.
was hereunto affixed in the
presence of:


/s/ Diana D. Brooks

     Officer




     Secretary]


[Executed as a Deed by
SOTHEBY'S HOLDINGS INC.



acting by:


     /s/ Diana D. Brooks
-------------------------------
     Officer
     Diana D. Brooks, President


--------------------------------
     Name in full

     /s/ Jeffrey H. Miro
--------------------------------
     /Secretary

         Jeffrey H. Miro
--------------------------------
     Name in full]